                                                                    EXHIBIT 10.3

                                                                  EXECUTION COPY

                              AMENDMENT AND WAIVER

            AMENDMENT AND WAIVER, dated as of August 2, 2000 (this "Amendment"), to the Amended and Restated Credit Agreement, dated as of March 6, 1998 (as amended, supplemented or otherwise modified from time to time, the "Agreement"), among AFTERMARKET TECHNOLOGY CORP., a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders") and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent (in such capacity, the "Agent").


                                   W I T N E S S E T H:
                                   - - - - - - - - - -

            WHEREAS, the Borrower, the Lenders and the Agent are parties to the Agreement; and

            WHEREAS, the Borrower has requested that the Lenders agree to amend or waive certain negative covenants and other provisions contained in the Agreement, and the Lenders and the Agent are agreeable to such request upon the terms and subject to the conditions set forth herein.

            NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the Borrower, the Lenders and the Agent hereby agree as follows:

            1. Definitions. All terms defined in the Agreement shall have such defined meanings when used herein unless otherwise defined herein.

            2. Amendment of Subsection 1.1. (a) The definition of "Consolidated EBITDA" in subsection 1.1 of the Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (f) thereof and substituting therefor a comma, (ii) replacing the period at the end of clause (g) thereof with the phrase ", and" and (iii) adding at the end of such definition the following:

            "(h) for any calculation of Consolidated EBITDA for the purpose of determining compliance with subsections 8.1(a) or 8.1(b), and for the purpose of determining the Applicable Margin, in each case for any test period that includes the fiscal quarter ended June 30, 2000, the estimated loss on disposal of discontinued operations of up to $115,000,000 reflected in the financial statement of the fiscal quarter ended June 30, 2000; provided that for the purpose of determining compliance with subsections 8.1(a) or 8.1(b), and for the purpose of determining the Applicable Margin, (i) Consolidated EBITDA for any test period that includes the fiscal quarter ending September 30, 2000 shall be determined on a pro forma basis as if the Distribution Group had been sold at the beginning of the period, and (ii) the EBITDA loss excluded on such pro forma basis as attributable to the Distribution Group shall not exceed what was set forth in the estimated

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            compliance calculations provided to the Lenders on July 28, 2000;
            provided, further, that the foregoing pro forma adjustments shall not be made if the Distribution Group has not been sold, and the Loans prepaid with the net proceeds thereof, prior to October 31, 2000."

            (b) The definition of "Consolidated Interest Expense" in subsection
1.1 of the Agreement is hereby amended by adding at the end thereof, immediately before the period, the following proviso:

            "provided that for the purposes of determining compliance with subsection 8.1(b) for any test period that includes the fiscal quarter ending September 30, 2000, the Consolidated Interest Expense of the Borrower shall be determined on a pro forma basis as if the Distribution Group had been sold at the beginning of the period and as if the net proceeds thereof had been applied to prepay Loans, provided, further, that the foregoing pro forma adjustment shall not be made if the Distribution Group has not been sold, and the Loans prepaid with the net proceeds, prior to October 31, 2000."

            (c) The definition of "Consolidated Net Worth" in subsection 1.1 of the Agreement is hereby amended by adding at the end of such definition, immediately before the period, the following proviso:

            "provided that for the purpose of determining compliance with subsection 8.1(c) there shall be excluded from the calculation of Consolidated Net Worth on any date the effect of the estimated loss on disposal of discontinued operations of up to $115,000,000 reflected in the financial statement of the fiscal quarter ended June 30, 2000"

            (d) The definition of "Leverage Ratio" in subsection 1.1 of the Agreement is hereby amended by adding at the end of such definition, immediately before the period, the following new proviso:

            "and provided, further, that solely for the purpose of calculating the Leverage Ratio to determine compliance under subsection 8.1(a), Consolidated Total Indebtedness as of September 30, 2000 shall be determined on a pro forma basis as if the Distribution Group had been sold, and the Loans prepaid with the net proceeds thereof, as of September 30, 2000; and provided, further, that the foregoing pro forma adjustment shall not be made if the Distribution Group has not been sold, and the Loans prepaid with the net proceeds, prior to October 31, 2000."

            (e) Subsection 1.1 of the Agreement is hereby amended by adding the following new definition in appropriate alphabetical order:

            ""Distribution Group": ATC Distribution Group, Inc."

            3. Waiver of Subsection 8.1(a). The requirements of Subsection 8.1(a) of the Agreement are hereby waived to the extent, and only to the extent, that the Leverage Ratio on the

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last day of the Borrower's fiscal quarter ended June 30, 2000 exceeded 3.75 to
1.00, provided that the Leverage Ratio as of such date does not exceed 4.25 to 1.00.

            4. Waiver of Subsection 8.1(b). The requirements of Subsection 8.1(b) of the Agreement are hereby waived to the extent, and only to the extent, that the interest coverage ratio calculated in accordance with Section 8.1(b) of the Agreement for the period of four consecutive fiscal quarters ended June 30, 2000 was less than 2.30 to 1.00, provided that such ratio for such period is not less than 2.00 to 1.00.

            5. Representations; No Default. On and as of the date hereof, and after giving effect to this Amendment, the Borrower confirms, reaffirms and restates that the representations and warranties set forth in Section 5 of the Agreement and in the other Loan Documents are true and correct in all material respects, provided that the references to the Agreement therein shall be deemed to be references to this Amendment and to the Agreement as amended by this Amendment.

            6. Conditions to Effectiveness. This Amendment shall become effective on and as of the date that the Agent shall have received:

            (a) counterparts of this Amendment, duly executed and delivered by a duly authorized officer of each of the Borrower, the Agent, and the Required Lenders, along with the written consent of each Subsidiary Guarantor in the form attached hereto;

            (b) an executed certificate of an officer of the Borrower in form satisfactory to the Agent as to the accuracy of the Borrower's representations and warranties set forth in Section 5 of the Agreement and in the other Loan Documents, the absence of any Default or Event of Default after giving effect to this Amendment, and as to such other customary matters as the Agent may reasonably request; and

            (c) an amendment fee for the account of each Lender executing this Amendment and delivering its executed signature page to the Agent prior to 5pm, New York City time, on August 2, 2000 in the amount equal to 0.075% of the sum of such Lender's Aggregate Outstanding Extensions of Credit and its unutilized Commitments as of such date.

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            7. Limited Waiver and Amendment. Except as expressly amended herein, the Agreement shall continue to be, and shall remain, in full force and effect. This Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Agreement or any other Loan Document or to prejudice any other right or rights which the Lenders may now have or may have in the future under or in connection with the Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

            8. Costs and Expenses. The Borrower agrees to pay or reimburse the Agent for all its reasonable and customary out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, and the consummation of the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of its counsel.

            9. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

            10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                          AFTERMARKET TECHNOLOGY CORP.

                                          By:   /s/ Joseph Salamunovich
                                                ------------------------------
                                          Name: Joseph Salamunovich
                                          Title: Vice President and Secretary


                                          THE CHASE MANHATTAN BANK, as Agent
                                          and as a Lender

                                          By:   /s/ Julie S. Long
                                                ------------------------------
                                          Name: Julie S. Long
                                          Title: Vice President


                                          BANK OF AMERICA NATIONAL
                                          ASSOCIATION

                                          By:   /s/ Gregory Mojica
                                               -------------------------------
                                          Name: Gregory Mojica
                                          Title: Senior Vice President


                                          THE BANK OF NOVA SCOTIA

                                          By:   /s/ F.C.H. Ashby
                                                ------------------------------
                                          Name: F.C.H. Ashby
                                          Title: Senior Manager Loan Operations


                                          BANK ONE N.A.

                                          By:  /s/ Mark L. McClure
                                                ------------------------------
                                           Name: Mark L. McClure
                                          Title: First Vice President

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                                           FIRST UNION NATIONAL BANK


                                           By:  /s/ Andrew Payne
                                                ------------------------------
                                           Name: Andrew Payne
                                           Title: Vice President

                                           HARRIS TRUST AND SAVINGS BANK


                                           By:  /s/ Keith J. Niebrugge
                                                ------------------------------
                                           Name: Keith J. Niebrugge
                                           Title: Vice President

                                           LASALLE BANK NATIONAL ASSOCIATION


                                           By:  /s/ James J. Hess
                                                ------------------------------
                                           Name: James J. Hess
                                           Title: Vice President

                                           NATIONAL CITY BANK


                                           By:  /s/ Matthew R. Klinger
                                                ------------------------------
                                           Name: Matthew R. Klinger
                                           Title: Vice President

                                           BANK OF NEW YORK


                                           By:  /s/ John M. Lokay, Jr.
                                                ------------------------------
                                           Name: John M. Lokay, Jr.
                                           Title: Vice President

                                           CREDIT AGRICOLE INDOSUEZ


                                           By:  /s/ Sarah U. Johnston
                                                ------------------------------
                                           Name: Sarah U. Johnson
                                           Title: Senior Relationship Manager


                                           By:  /s/ Richard A. Drennan
                                                ------------------------------
                                           Name: Richard A. Drennan
                                           Title: Senior Relationship Manager

                                         CONSENT

            Each of the undersigned Guarantors hereby consents and agrees to the provisions of the foregoing Amendment, and hereby affirms that upon the effectiveness of the foregoing Amendment, each Loan Document to which it is a party shall continue to be, and shall remain, in full force and effect.

                                          AFTERMARKET TECHNOLOGY CORP.


                                          By:   /s/ Joseph Salamunovich
                                                ------------------------------
                                          Name: Joseph Salamunovich
                                          Title: Vice President and Secretary

                                          AARON'S AUTOMOTIVE PRODUCTS, INC.


                                          By:   /s/ Joseph Salamunovich
                                                ------------------------------
                                          Name: Joseph Salamunovich
                                          Title: Vice President

                                          ACI ELECTRONICS HOLDING CORP.


                                          By:   /s/ Joseph Salamunovich
                                                ------------------------------
                                          Name: Joseph Salamunovich
                                          Title: Vice President

                                          ACI ELECTRONICS INVESTMENT CORP.


                                          By:   /s/ Joseph Salamunovich
                                                ------------------------------
                                          Name: Joseph Salamunovich
                                          Title: Vice President

                                          ATC ELECTRONICS & LOGISTICS, L.P.

                                          By:   ACI ELECTRONICS HOLDING
                                                CORP., its General Partner


                                                By:   /s/ Joseph Salamunovich
                                                      ------------------------
                                                      Name: Joseph Salamunovich
                                                      Title: Vice President

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                                          ATC DISTRIBUTION GROUP, INC.


                                          By:   /s/ Joseph Salamunovich
                                                ------------------------------
                                          Name: Joseph Salamunovich
                                          Title: Vice President

                                          ATS REMANUFACTURING, INC.


                                          By:   /s/ Joseph Salamunovich
                                                ------------------------------
                                          Name: Joseph Salamunovich
                                          Title: Vice President

                                          COMPONENT REMANUFACTURING
                                          SPECIALISTS, INC.


                                          By:   /s/ Joseph Salamunovich
                                                ------------------------------
                                          Name: Joseph Salamunovich
                                          Title: Vice President

                                          AUTOCRAFT REMANUFACTURING CORP.


                                          By:   /s/ Joseph Salamunovich
                                                ------------------------------
                                          Name: Joseph Salamunovich
                                          Title: Vice President

                                          AUTOCRAFT INDUSTRIES, INC.

                                          By:   /s/ Joseph Salamunovich
                                                ------------------------------
                                          Name: Joseph Salamunovich
                                          Title: Vice President